ANNUAL REPORT TO
SHAREHOLDERS FOR THE PERIOD
ENDED OCTOBER 31, 1998

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

SEEKS HIGH CURRENT INCOME AND, AS A SECONDARY
OBJECTIVE, LONG-TERM CAPITAL APPRECIATION.

KEMPER EMERGING
MARKETS INCOME FUND

            "... Because of the shakeup and lingering investor fear,
            there are some great values to be found in the emerging
               market bond arena today, especially in the area of
             collateralized assets. Some bonds are actually trading
               below their collateral (U.S. Treasury) value. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
7
Country Concentrations
9
Portfolio Statistics
10
Portfolio of Investments
12
Report of Independent Auditors
13
Financial Statements
16
Notes to Financial Statements
20
Financial Highlights


AT A GLANCE
--------------------------------------------------------------------------------
KEMPER EMERGING MARKETS INCOME
FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE 10-MONTH PERIOD ENDED OCTOBER 31, 1998
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                                     -38.39%
CLASS B                                                     -38.87%
CLASS C                                                     -38.75%
LIPPER EMERGING MARKETS DEBT FUNDS CATEGORY AVERAGE*        -24.55%
--------------------------------------------------------------------------------

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

INVESTMENT IN FOREIGN SECURITIES PRESENTS SPECIAL RISK CONSIDERATIONS INCLUDING FLUCTUATING CURRENCY EXCHANGE RATES, GOVERNMENT REGULATION AND DIFFERENCES IN LIQUIDITY THAT MAY INCREASE THE VOLATILITY OF YOUR INVESTMENT. INVESTMENT BY THE FUND IN LOWER AND NON-RATED BONDS PRESENTS GREATER RISK TO PRINCIPAL AND INCOME THAN INVESTMENTS IN HIGHER RATED SECURITIES.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                    AS OF      AS OF
                                   10/31/98   12/31/97
--------------------------------------------------------------------------------
    KEMPER EMERGING MARKETS
    INCOME FUND CLASS A              $5.39      $9.50
--------------------------------------------------------------------------------
    KEMPER EMERGING MARKETS
    INCOME FUND CLASS B              $5.38      $9.50
--------------------------------------------------------------------------------
    KEMPER EMERGING MARKETS
    INCOME FUND CLASS C              $5.39      $9.50
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------
DURING THE PERIOD, KEMPER EMERGING MARKETS INCOME FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                       CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
    INCOME DIVIDEND    $ .6100   $ .5612   $ .5620
--------------------------------------------------------------------------------


* LIPPER ANALYTICAL SERVICES, INC. RETURNS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES AND, IF THEY HAD RESULTS MAY HAVE BEEN LESS FAVORABLE.

TERMS TO KNOW

CURRENCY DEVALUATION A significant decline of a currency's value relative to other currencies, such as the U.S. dollar. This may be prompted by trading or central bank intervention (or the lack of intervention) in the currency markets. For U.S. investors who are investing overseas, a devaluation of a foreign currency can have the effect of reducing the total return of their investment. INTERNATIONAL MONETARY FUND An organization focused on lowering trade barriers and stabilizing currencies. While helping developing nations pay their debts, the IMF usually imposes tough guidelines aimed at lowering inflation, cutting imports, and raising exports.

OVER/UNDERWEIGHTING Refers to the allocation of assets -- usually by sector, industry, or country -- within a portfolio relative to a benchmark index, (i.e. the IFC Emerging Markets Investable Index) or an investment universe.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $245 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES, AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS.



DEAR SHAREHOLDERS,

If you're like most investors, you may be wondering if you should allow yourself to breathe a sigh of relief as 1998 comes to a close. After several months of generally declining stock prices and extreme volatility, the U.S. stock market seems to have rediscovered its resiliency. In the fourth quarter, the Standard & Poor's 500, an unmanaged index generally representative of the U.S. stock market, bounced back into the 1100-point range, up nearly 20 percent from its third-quarter low of 957. The blue chip Dow Jones Industrial Average enjoyed a comparable rise. Investor confidence suddenly overtook the investor uncertainty that had plagued the markets at summer's end. While financial volatility appears to be continuing, the mood for investors definitely has improved.

  To what can we attribute the change? Simply this -- the cumulative effect of some good news, not the least of which was a long-awaited series of interest rate reductions by the Federal Reserve Board. In September, the Fed reduced the federal funds rate a modest quarter of a percentage point, however, this first cut disappointed some investors who were expecting a more dramatic gesture. Two weeks later, the Fed came back with an additional quarter of a percentage point reduction. This was an unexpected cut that seemed to have a positive effect on Wall Street. In November, a third rate cut of a quarter of a percentage point also boosted investor confidence. Investors were further surprised by better-than-expected corporate earnings reports early in the fourth quarter. Finally, economic data regarding retail sales, employment and home sales suggested continued economic growth and very little prospect of recession.

  Although there was no good news to be garnered from the sensationalized presidential scandal, as the shock of Kenneth Starr's report wore off, the nation seemed to refocus its attention on other matters. In this sense, another veil of despair was lifted.

  In many ways, 1998's market activity provides a study in how investor perceptions can upstage economic realities. Certainly, the tumultuous lessons of Russia and Southeast Asia renewed investors' awareness of risk in 1998, which was an important wake-up call. At all times, investors must understand and consider risk. But over the course of 1998, U.S. economic fundamentals have essentially remained strong. In fact, inflation has remained low for the entire year. Economic growth has been solid. Our consumer confidence has remained fairly high, although not quite as high as last year. The nation's budget surplus for 1998 came in at $60 billion, with another budget surplus expected for fiscal 1999.

  Growth in the nation's gross domestic product (GDP), which represents the total value of all goods and services produced within the U.S. economy, has remained remarkably steady. GDP is expected to have grown at an annualized rate of between 2.5 percent and 3.5 percent for the second half of 1998 and is anticipated to hover around 2 percent for the first half of 1999. The consumer price index (CPI) remains in a range of 1.5 percent to 2 percent.

  While employment growth has slowed a bit, the slowdown in wage gains may provide the Fed with an incentive to reduce interest rates even further. U.S. corporate profits have generally been flat, so we may see a decrease in capital spending. Banks appear to be only a little less willing to lend, so the threat of a general credit crunch is minimal.

  Investors may take comfort in the fact that the U.S. markets and economy have withstood the test of 1998's tumultuous third quarter. Similarly, while certain countries, such as Malaysia, Indonesia, Brazil and Russia, are still suffering from economic crises, others, including the Philippines, South Korea, Thailand and China, appear to have survived. As long as the Fed and the Group of Seven leading industrial nations (G7) are committed to avoiding recession on national and global levels respectively, investors have a good chance of experiencing a more stable economic environment.

  At home, there has been somewhat of a slowdown in manufacturing, as reduced U.S. exports reflect foreign economic turmoil. But the global impact of the Asian crisis still has not hit the U.S. as hard as was expected. Indeed, Asian turmoil has not affected U.S. trade as much as it has lowered import prices and helped reduce global interest rates.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

     The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.



                                  [BAR GRAPH]

                                  NOV 98          6 MONTHS AGO       1 YEAR AGO        2 YEARS AGO
10-YEAR TREASURY RATE(1)*          4.53               5.64               6.03              6.53
PRIME RATE(2)*                     8.12               8.50               8.50              8.25
INFLATION RATE(3)*                 1.49               1.50               2.08              2.99
THE U.S. DOLLAR(4)                 0.83               6.86               9.65              3.46
CAPITAL GOODS ORDERS(5)*           2.51               7.47              10.64              9.19
INDUSTRIAL PRODUCTION(5)*          2.12               4.97               6.72              4.93
EMPLOYMENT GROWTH(6)               2.28               2.65               2.70              2.33

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*   DATA AS OF OCTOBER 31, 1998.

SOURCE:  ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

  In Europe, the much anticipated Economic and Monetary Union (EMU) is on the move, with a focus on more flexibility and growth potential for the region. European equities may be the beneficiaries of increased spending, as governments seek to foster growth and reduce unemployment.

  If you're a long-term investor in today's short-term world, go ahead and breathe that sigh of relief as 1998 comes to an end -- but get ready for 1999. It's going to be an interesting year as the EMU emerges, the race for the next presidency heats up and the year 2000 approaches. And, remember: Investors don't like uncertainty, be it economic or political. The threat of impeachment, new acts of terrorism or any other hints of crisis could prompt a downward spike in our markets in the short run. In the long run, the keys to investment performance remain moderate growth, low inflation and limited taxation and regulation.

  I would like to take this opportunity to thank you for choosing to invest with Kemper Funds. We appreciate the opportunity to serve your investment needs.



Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA
MANAGING DIRECTOR
SCUDDER KEMPER INVESTMENTS, INC

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF DECEMBER 2, 1998, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

PERFORMANCE UPDATE

[SALTZMAN PHOTO]

ISABEL SALTZMAN IS THE PRODUCT LEADER AND SENIOR PORTFOLIO MANAGER FOR SCUDDER KEMPER INVESTMENTS' EMERGING MARKETS BOND GROUP. A NATIVE OF CHILE, SALTZMAN RECEIVED A BACHELOR'S DEGREE IN POLITICAL SCIENCE AND ECONOMICS FROM TUFTS UNIVERSITY IN 1975 AND AN M.I.A. DEGREE FROM THE SCHOOL OF INTERNATIONAL AFFAIRS, COLUMBIA UNIVERSITY IN 1979. SHE HAS 17 YEARS OF EMERGING MARKET INVESTMENT EXPERIENCE.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANYTIME, BASED ON MARKET AND OTHER CONDITIONS.

EMERGING MARKETS HAVE BEEN SUFFERING THROUGH ONE OF THE MOST VOLATILE PERIODS IN HISTORY. FINANCIAL CRISES IN ASIA AND RUSSIA SPREAD THROUGH THE MARKETS OVER THE PAST YEAR. THE TROUBLES CAME TO A HEAD IN AUGUST WHEN HEDGE FUNDS FACING MARGIN CALLS BEGAN A MASS SELL-OFF. PORTFOLIO MANAGER ISABEL SALTZMAN DISCUSSES THE SITUATION AND HOW KEMPER EMERGING MARKETS INCOME FUND HAS WEATHERED THE STORM.

Q     EMERGING MARKET DEBT HAS BEEN EXTREMELY VOLATILE DURING THIS 10-MONTH
PERIOD. IN LATE SEPTEMBER, A MASS EXODUS FROM THE MARKET RAISED THE AVERAGE SPREAD IN THE JP MORGAN EMERGING MARKETS BOND INDEX PLUS (EMBI+) TO 1,291 BASIS POINTS OVER U.S. TREASURIES. WHAT HAPPENED TO DRIVE SPREADS TO SUCH INCREDIBLE LEVELS?

A     The uncertainty in the market started back in the summer of 1997 with the devaluation of the Thai baht. For awhile the problems were contained to Asia. As Asia's financial crisis moved north into Hong Kong in the fall, the EMBI+ suddenly widened a bit. The International Monetary Fund (IMF) stepped in with bailout packages for several Asian countries. The big worry was whether Hong Kong would hold its dollar peg. The general feeling was if the Hong Kong peg would break, the emerging markets would completely break down.

      Well, the straw that broke the camel's back wasn't the Hong Kong peg, it was the blowup in Russia. The Russian government was spending more than it was taking in and tapped into capital reserves to cover the difference. The country had a lot of short-term debt, a huge percentage of which was owned by foreigners. Investors were concerned about the loss of reserves but felt that the IMF would certainly step in with a bailout package if Russia's reserves ran out. The IMF did offer a package and made the first payment, but Russia didn't follow through on the requirements attached to the package. Since Russia didn't make the promised adjustments to their fiscal policy, the IMF didn't continue the bailout payments. On top of that, it appears that much of the IMF money went into the pockets of Russian officials.

      Faced with huge debts and little income, in early August Russia decided to devalue its currency and to default on this short-term debt. The currency devaluation came as a big surprise because it was such an unlikely, and some would say ineffective, response to the problem at hand. Major international banks and investment community members had huge stakes in Russian debt and today are trying to renegotiate with Russia over repayment terms. In light of Russia's situation, investors began to worry about other countries with capital problems. They focused on Brazil, but emerging market debt everywhere was affected, and debt spreads over U.S. Treasuries were as wide as 1,800 basis points at one point.

      Another factor affecting bond prices was the volatility in commodity prices. Countries that are dependent on commodities for revenues can have problems meeting their obligations when commodity prices drop. In Venezuela, for example, low oil prices have generated fiscal and political problems.

      Today the volatility has calmed down and liquidity is coming back

PERFORMANCE UPDATE

into the market. Volume has started to pick up again, and that is why we're seeing a rally.



Q     THE PROBLEMS IN THE MARKET BUILT UP OVER QUITE A LONG TIME. WHAT CAUSED
THE SPREADS TO WIDEN SO QUICKLY?

A     The vast majority of the players in emerging market debt are hedge funds.
They buy the bonds, use them as leverage for more cash and then turn around with that cash and buy still more bonds. So as Russia defaulted and the ruble devalued, a lot of the hedge funds received margin calls. They had no choice but to sell securities to meet the margin calls. They did this en masse, causing the prices of the securities to fall further, which created more margin calls and so on.

      Part of the reason we're rebounding now is that the majority of the leveraging has already been unwound, so you don't see this vicious circle of selling. We're not likely to see a repeat performance by the hedge funds. There just isn't the same appetite for risk today as there was before the debacle.

Q     HOW HAS THE FUND PERFORMED IN THIS ENVIRONMENT?

A     On October 31, the fund was down 38.39 percent (Class A shares, unadjusted for any sales charge) since its inception December 31, 1997. That is behind our mutual fund peer group performance and below the JP Morgan Emerging Markets Bond Index Plus performance, which was -17.04 percent. The primary reason for our underperformance was our overweight position in Russia this summer, relative to the index. Most of our peers maintained a lesser exposure to Russia than we chose to which hurt our performance relative to the category average (See page 2 for Lipper category performance). Another reason for the underperformance is that the fund was leveraged early in the year. As a new fund, we needed to leverage in order to take the positions we wanted.

Q     WITH ALL THIS GOING ON IN THE MARKET, HOW DID YOU ADJUST YOUR WEIGHTINGS
AND REALLOCATE THE FUND DURING THE PERIOD?

A     Our biggest portfolio adjustment was moving out of Russia over the past four months. We held rather large positions in Russia when the bottom fell out of the market. We weren't the only ones who were surprised by the Russian situation -- one of the reasons the stock market crashed was because so many investors were affected. In early July we held nearly 20 percent of the portfolio there. We decided then to take our losses and began selling whatever we could to get back to a neutral weighting against the JP Morgan Emerging Markets Bond Index Plus benchmark. By August, Russia accounted for 13 percent of the portfolio. It is down to 3 percent today, with most of that change due to loss of market value.

      We did make a few substantial moves besides Russia. In August we brought our Mexican holdings up to 25 percent of the portfolio as a defensive play. Mexico is a good value relative to Argentina and has a better credit rating. In early September we brought Morocco up to nearly 9 percent of the fund, up from a
3.75 percent weighting in early August. It provides some stability since it is geographically isolated from other emerging markets and is not held as widely by hedge funds. It is a close trading partner with European countries, so other world events don't impact it as severely. Morocco had been sold off with all the other emerging markets, but the fundamentals look strong so we expect it to pick up again. Finally, we started to sell Brazil in September and then bought back into it in late October. The market was concerned because the country had a lot of outstanding debt and continued to lose reserves. We held about 27 percent of the fund in Brazil in August, brought that down to 19 percent by early October and then brought it back up to nearly 23 percent by the end of the month when it became very cheap.

Q     WHERE ARE YOU INVESTING THE FUND TODAY?

A     We're focusing on countries with sound fiscal policies that have very limited refinancing needs. Bulgaria is our largest overweight. The country has all of its financing met through the year 2000 so investors won't flee this market out of worry over getting paid on the short-term debt. Also, Bulgaria is a big importer of oil so the lower commodity prices have actually helped that country.

      Peru, which has almost no short-term local debt, is another place we've been buying lately and where we are overweight relative to the index. As an agriculture-based economy, Peru is not as sensitive to the price fluctuations we are seeing in other commodities such as oil and steel. El Nino did damage crops but that is all behind us now.

      We hold a slight overweight in Mexico as a defensive measure. They were hit by declining oil prices but the government has adjusted its fiscal policy to account for the drop. Because of this, Mexico has a high country rating. As a defensive

PERFORMANCE UPDATE

credit, Mexico may not go up as much when the market rallies, but may not drop as sharply if the market declines.

      Because of the shakeup and lingering investor fear, there are some great values to be found in the emerging market bond arena today, especially in the area of collateralized assets. Some bonds are actually trading below their collateral (U.S. Treasury) value. Equador's par bonds (a type of Brady Bond), for example, are backed by zero coupon U.S. Treasury Bonds. The value of that collateral is more than 50 percent of the current price of those bonds, so you're pricing in less than 50 percent for the country risk. That's incredibly cheap.

Q     SO WHAT IS YOUR OUTLOOK OVERALL? WILL THIS MARKET BEGIN TO RECOVER ANYTIME
SOON?

A     Out to the end of this year, I think the market will continue to be range-bound. The key will be world market volatility. If volatility starts to diminish, emerging markets will perform better. If the Dow Jones Industrial Average hits 9,000 and tanks again, emerging markets will go right down with it. We also need to see the current credit crunch addressed. We've seen progress in terms of rate cuts by the U.S. Federal Reserve, by Canada, and some European countries. Japan remains a big question mark. If they can jump-start their economy and straighten out the banking reform question, emerging markets will benefit.

      If these things happen, investors might get back their appetite for risk. People will see that emerging markets are trading at 1,100 basis points over Treasuries. A bond yielding 16 percent looks pretty good, and some people may be attracted enough to start buying again. Once volume starts to pick up, liquidity returns and the ball starts rolling again.

COUNTRY CONCENTRATIONS

GEOGRAPHIC DISTRIBUTION OF KEMPER EMERGING MARKETS INCOME FUND*
Based on total bond obligations on October 31, 1998.

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

BRAZIL                                                                          28%
MEXICO                                                                          23%
ARGENTINA                                                                       13%
BULGARIA                                                                        13%
MOROCCO                                                                          9%
PERU                                                                             4%
ECUADOR                                                                          4%
RUSSIA                                                                           3%
JAMAICA                                                                          2%
VENEZUELA                                                                        1%

*  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

 PERFORMANCE UPDATE

--------------------------------------------------------------------------------
 TOTAL RETURNS*
--------------------------------------------------------------------------------

 FOR THE PERIOD ENDED OCTOBER 31, 1998 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                  LIFE OF CLASS
------------------------------------------------------------------------------------------------------
    KEMPER EMERGING MARKETS INCOME FUND CLASS A                      -41.17%      (since 12/31/97)
------------------------------------------------------------------------------------------------------
    KEMPER EMERGING MARKETS INCOME FUND CLASS B                      -41.13       (since 12/31/97)
------------------------------------------------------------------------------------------------------
    KEMPER EMERGING MARKETS INCOME FUND CLASS C                      -39.32       (since 12/31/97)
------------------------------------------------------------------------------------------------------

                                  [LINE GRAPH]

--------------------------------------------------------------------------------
KEMPER EMERGING MARKETS FUND CLASS A
--------------------------------------------------------------------------------

                              KEMPER EMERGING MARKETS           JP MORGAN EMERGING MARKETS
                                INCOME FUND CLASS A(1)              INVESTABLE INDEX+
                              -----------------------           --------------------------
12/31/97                              10000.00                           10000.00
3/31/98                               10070.00                           10510.00
                                       8949.00                            9807.00
                                       5507.00                            7676.00
10/31/98                               5883.00                            8185.00

                                  [LINE GRAPH]

--------------------------------------------------------------------------------
KEMPER EMERGING MARKETS FUND CLASS B
--------------------------------------------------------------------------------

                              KEMPER EMERGING MARKETS           JP MORGAN EMERGING MARKETS
                                INCOME FUND CLASS B(1)              INVESTABLE INDEX+
                              -----------------------           --------------------------
12/31/97                              10000.00                           10000.00
3/31/98                               10528.50                           10510.00
                                       9334.10                            9807.00
                                       5736.70                            7676.00
10/31/98                               5886.70                            8185.00



--------------------------------------------------------------------------------
KEMPER EMERGING MARKETS FUND C
--------------------------------------------------------------------------------

                              KEMPER EMERGING MARKETS           JP MORGAN EMERGING MARKETS
                                INCOME FUND CLASS C(1)              INVESTABLE INDEX+
                              ------------------------          --------------------------
12/31/97                              10000.00                           10000.00
3/31/98                               10529.00                           10510.00
                                       9335.00                            9807.00
                                       5737.00                            7676.00
10/31/98                               6125.00                            8185.00

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

 * TOTAL RETURN MEASURES NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS OVER THE PERIODS SPECIFIED, ASSUMING REINVESTMENT OF DIVIDENDS AND, WHERE INDICATED, ADJUSTMENT FOR THE MAXIMUM SALES CHARGE. THE MAXIMUM SALES CHARGE FOR CLASS A SHARES IS 4.5%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) IS 4%. CLASS C SHARES HAVE NO SALES CHARGE ADJUSTMENT, BUT REDEMPTIONS WITHIN ONE YEAR OF PURCHASE MAY BE SUBJECT TO A CDSC OF 1%. SHARE CLASSES INVEST IN THE SAME UNDERLYING PORTFOLIO. TOTAL RETURN REFLECTS AGGREGATE CHANGE. DURING THE PERIODS NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

 (1) PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE FOR CLASS A SHARES AND THE CONTINGENT DEFERRED SALES CHARGE IN EFFECT AT THE END OF THE PERIOD FOR CLASS B SHARES. IN COMPARING KEMPER EMERGING MARKETS INCOME FUND TO THE JP MORGAN EMERGING MARKETS BOND INDEX PLUS, YOU SHOULD ALSO NOTE THAT THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE, WHILE NO SUCH CHARGES ARE REFLECTED IN THE PERFORMANCE OF THE INDEX.

  + JP MORGAN EMERGING MARKETS BOND INDEX PLUS IS GENERALLY REPRESENTATIVE OF EMERGING MARKETS EXTERNAL CURRENCY TRADED DEBT AND IS NOT AVAILABLE FOR DIRECT INVESTMENT.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

--------------------------------------------------------------------------------
                                                               ON 10/31/98
--------------------------------------------------------------------------------
    BONDS                                                           91%
--------------------------------------------------------------------------------
    CASH AND EQUIVALENTS                                             9
--------------------------------------------------------------------------------
                                                                   100%

                                  [PIE CHART]
                                  ON 10/31/98

QUALITY

--------------------------------------------------------------------------------
                                                               ON 10/31/98
--------------------------------------------------------------------------------
    BB                                                              72%
--------------------------------------------------------------------------------
    B                                                                1
--------------------------------------------------------------------------------
    CCC                                                              4
--------------------------------------------------------------------------------
    CASH AND EQUIVALENTS                                             5
--------------------------------------------------------------------------------
    NOT RATED                                                       18
--------------------------------------------------------------------------------
                                                                   100%

                                  [PIE CHART]
                                  ON 10/31/98

AVERAGE MATURITY

--------------------------------------------------------------------------------
                                                              ON 10/31/98
--------------------------------------------------------------------------------
    AVERAGE MATURITY                                           14.3 years
--------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER EMERGING MARKETS INCOME FUND

Portfolio of Investments at October 31, 1998

---------------------------------------------------------------------------------------------------------------------------
                                                                                                PRINCIPAL      MARKET
    SHORT-TERM NOTES--14.7%                                                                     AMOUNT ($)   VALUE ($)
---------------------------------------------------------------------------------------------------------------------------
    UNITED STATES
                                             Federal National Mortgage Association,
                                               5.45%, 11/2/98
                                               (Cost $792,879)                                    793,000       792,879
---------------------------------------------------------------------------------------------------------------------------
    BOND OBLIGATIONS--85.3%
---------------------------------------------------------------------------------------------------------------------------
    ARGENTINA--11.1%
                                             Argentine Republic, 9.25%, 2/23/01                    50,000        48,750
                                             Argentine Republic, Floating Rate Bond, Series L,
                                               LIBOR plus .8125%, (6.625%), 3/31/05               407,981       338,624
                                             Argentine Republic, 11.00%, 10/9/06                   40,000        39,600
                                             Argentine Republic, Collateralized Par Bond,
                                               Series L, Step-up Coupon, 5.75%, 3/31/23           250,000       175,000
                                             ------------------------------------------------------------------------------
                                                                                                                601,974
---------------------------------------------------------------------------------------------------------------------------
    BRAZIL--23.4%
                                             Federative Republic of Brazil, Eligible Interest,
                                               Floating Rate Bond, LIBOR plus .8125%,
                                               (6.625%), 4/15/06                                  691,200       447,552
                                             Federative Republic of Brazil, 9.375%, 4/7/08        140,000        95,288
                                             Federative Republic of Brazil, "New" Money Bond,
                                               Floating Rate Bond, LIBOR plus .875%,
                                               (6.688%), 4/15/09                                  250,000       139,375
                                             Federative Republic of Brazil, Debt Conversion
                                               Bond, Series L, LIBOR plus .875%,
                                               (6.688%), 4/15/12                                  310,000       163,525
                                             Federative Republic of Brazil, Collateralized
                                               Discount Bond, Floating Rate Bond, LIBOR plus
                                               .8125%, (6.625%), 4/15/24                          695,000       413,525
                                             ------------------------------------------------------------------------------
                                                                                                              1,259,265
---------------------------------------------------------------------------------------------------------------------------
    BULGARIA--11.0%
                                             Republic of Bulgaria, Interest Arrears Bond,
                                               LIBOR plus .8125%, (6.563%), 7/28/11               100,000        66,000
                                             Republic of Bulgaria, Floating Rate Reduction,
                                               Step-up Coupon Collateralized Bond "A",
                                               2.25%, 7/28/12                                     513,000       282,150
                                             Republic of Bulgaria, Collateralized Discount
                                               Bond, Tranche A, LIBOR plus .8125%,
                                               (6.563%), 7/28/24                                  350,000       245,000
                                             ------------------------------------------------------------------------------
                                                                                                                593,150
---------------------------------------------------------------------------------------------------------------------------
    ECUADOR--3.4%
                                             Republic of Ecuador, Collateralized Global Par
                                               Bond, Step-up Coupon, 3.50%, 2/28/25               400,000       182,000
---------------------------------------------------------------------------------------------------------------------------
    IVORY COAST--.4%
                                             Republic of the Ivory Coast, Front Loaded Interest
                                               Reduction Bond, 2.00%, 3/29/18                     100,000        23,000
---------------------------------------------------------------------------------------------------------------------------
    JAMAICA--1.7%
                                             Government of Jamaica, 10.875%, 6/10/05              125,000        93,750
---------------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

---------------------------------------------------------------------------------------------------------------------------
                                                                                                PRINCIPAL      MARKET
                                                                                                AMOUNT ($)   VALUE ($)
---------------------------------------------------------------------------------------------------------------------------
    MEXICO--19.6%
                                          (a)United Mexican States, Global Bond,
                                               11.375%, 9/15/16                                   675,000       668,250
                                             United Mexican States, Floating Rate Note Discount
                                               Series C, 6.375%, 12/31/19                         250,000       195,938
                                             United Mexican States, Collateralized Discount
                                               Bond, Floating Rate Bond, Series D, LIBOR plus
                                               .8125%, (6.813%), 12/31/19                         250,000       195,938
                                             ------------------------------------------------------------------------------
                                                                                                              1,060,126
---------------------------------------------------------------------------------------------------------------------------
    MOROCCO--7.6%
                                             Kingdom of Morocco, Restructuring and
                                               Consolidation Agreement, Tranche A, Floating
                                               Rate Bond, LIBOR plus .8125%, (6.656%), 1/1/09     550,000       412,500
---------------------------------------------------------------------------------------------------------------------------
    PERU--3.4%
                                             Republic of Peru, Front Loaded Interest Reduction
                                               Bond, 3.25%, 3/7/17                                150,000        75,750
                                             Republic of Peru, Past Due Interest Bond,
                                               4.00%, 3/7/17                                      190,000       107,350
                                             ------------------------------------------------------------------------------
                                                                                                                183,100
---------------------------------------------------------------------------------------------------------------------------
    RUSSIA--2.6%
                                             Russian Federation Principal Loan,
                                               6.625%, 12/15/15                                    26,668         2,667
                                             Russian Federation Principal Loan,
                                               6.625%, 12/15/20                                 1,875,000       138,280
                                             ------------------------------------------------------------------------------
                                                                                                                140,947
---------------------------------------------------------------------------------------------------------------------------
    VENEZUELA--1.1%
                                             Republic of Venezuela, Global, 9.25%, 9/15/27        100,000        60,000
                                             ------------------------------------------------------------------------------
                                             TOTAL BOND OBLIGATIONS
                                             (Cost $5,091,563)                                                4,609,812
                                             ------------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100%
                                             (Cost $5,884,442)                                                5,402,691
                                             ------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) At October 31, 1998, a portion of this security has been segregated to cover a reverse repurchase agreement.

Based on the cost of investments of $6,784,173 for federal income tax purposes at October 31, 1998, the gross unrealized appreciation was $126,288, the gross unrealized depreciation was $1,507,770 and the net unrealized depreciation on investments was $1,381,482.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS
KEMPER EMERGING MARKETS INCOME FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Emerging Markets Income Fund (one of the portfolios constituting Kemper Global/International Series, Inc.) as of October 31, 1998, and the related statements of operations and changes in net assets, cash flows and the financial highlights for the period from December 31, 1997 (commencement of operations) to October 31, 1998. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Emerging Markets Income Fund of Kemper Global/International Series, Inc. at October 31, 1998, the results of its operations, the changes in its net assets and cash flows and the financial highlights for the period referred to above, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Boston, Massachusetts
                                          December 16, 1998

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1998

---------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------
Investments, at value
(Cost $5,884,442)                                               $ 5,402,691
---------------------------------------------------------------------------
Cash                                                                    518
---------------------------------------------------------------------------
Receivable for:
  Investments sold                                                   68,104
---------------------------------------------------------------------------
  Interest                                                          116,628
---------------------------------------------------------------------------
  Fund shares sold                                                  113,071
---------------------------------------------------------------------------
  Reimbursement from Adviser                                          2,575
---------------------------------------------------------------------------
Deferred organization expense                                        12,495
---------------------------------------------------------------------------
    TOTAL ASSETS                                                  5,716,082
---------------------------------------------------------------------------

---------------------------------------------------------------------------

LIABILITIES
---------------------------------------------------------------------------
Liability under reverse repurchase agreements                       332,696
---------------------------------------------------------------------------
Payable for:
  Investments purchased                                             284,777
---------------------------------------------------------------------------
  Other payables and accrued expenses                                58,420
---------------------------------------------------------------------------
    Total liabilities                                               675,893
---------------------------------------------------------------------------
NET ASSETS                                                      $ 5,040,189
---------------------------------------------------------------------------

---------------------------------------------------------------------------

ANALYSIS OF NET ASSETS
---------------------------------------------------------------------------
Paid-in capital                                                 $ 7,587,311
---------------------------------------------------------------------------
Accumulated net realized loss on investments                     (2,083,650)
---------------------------------------------------------------------------
Net unrealized depreciation on investments                         (481,751)
---------------------------------------------------------------------------
Undistributed net investment income                                  18,279
---------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $ 5,040,189
---------------------------------------------------------------------------

---------------------------------------------------------------------------
THE PRICING OF SHARES
---------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($4,398,312 / 815,802 shares outstanding)                           $5.39
---------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                         $5.72
---------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($545,941 / 101,474 shares outstanding)                             $5.38
---------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($95,936 / 17,810 shares outstanding)                               $5.39
---------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

For the period from December 31, 1997 (commencement of operations) to October 31, 1998

---------------------------------------------------------------------------
 NET INVESTMENT INCOME
---------------------------------------------------------------------------
Interest                                                        $   517,606
---------------------------------------------------------------------------
Expenses:
  Management fee                                                     39,660
---------------------------------------------------------------------------
  Interest expense                                                   31,107
---------------------------------------------------------------------------
  Distribution services fee                                           1,528
---------------------------------------------------------------------------
  Administrative services fee                                         9,915
---------------------------------------------------------------------------
  Custodian, accounting and transfer agent fees and related
    expenses                                                        103,650
---------------------------------------------------------------------------
  Professional fees                                                  31,500
---------------------------------------------------------------------------
  Reports to shareholders                                            12,438
---------------------------------------------------------------------------
  Registration fees                                                   2,107
---------------------------------------------------------------------------
  Amortization of organization expenses                               2,505
---------------------------------------------------------------------------
  Directors' fees and other                                           3,600
---------------------------------------------------------------------------
    Total expenses before expense waiver                            238,010
---------------------------------------------------------------------------
Less expenses waived and absorbed by adviser                       (138,031)
---------------------------------------------------------------------------
    Total expenses after expense waiver                              99,979
---------------------------------------------------------------------------
NET INVESTMENT INCOME                                               417,627
---------------------------------------------------------------------------

---------------------------------------------------------------------------

 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
---------------------------------------------------------------------------
  Net realized loss on sales of investments                      (2,087,556)
---------------------------------------------------------------------------
  Net realized gain from futures transactions                         3,906
---------------------------------------------------------------------------
Net realized loss                                                (2,083,650)
---------------------------------------------------------------------------
Change in net unrealized depreciation on investments               (481,751)
---------------------------------------------------------------------------
Net loss on investments                                          (2,565,401)
---------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $(2,147,774)
---------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS AND CASH FLOWS

For the period from December 31, 1997 (commencement of operations) to October 31, 1998

---------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------
  Net investment income                                         $   417,627
---------------------------------------------------------------------------
  Net realized loss                                              (2,083,650)
---------------------------------------------------------------------------
  Change in net unrealized depreciation                            (481,751)
---------------------------------------------------------------------------
  Net decrease in net assets resulting from operations           (2,147,774)
---------------------------------------------------------------------------
Distribution from net investment income                            (399,348)
---------------------------------------------------------------------------
Net increase from capital share transactions                      7,567,311
---------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                      5,020,189
---------------------------------------------------------------------------

---------------------------------------------------------------------------

NET ASSETS
---------------------------------------------------------------------------
Beginning of period                                                  20,000
---------------------------------------------------------------------------
END OF PERIOD (including undistributed net investment income
of $18,279)                                                     $ 5,040,189
---------------------------------------------------------------------------

---------------------------------------------------------------------------

 NET CASH FLOWS FROM OPERATING ACTIVITIES
---------------------------------------------------------------------------
Decrease in net assets from operations                          $(2,147,774)
---------------------------------------------------------------------------
Non-cash items                                                      307,404
---------------------------------------------------------------------------
Purchase of investments                                          (5,678,075)
---------------------------------------------------------------------------
  Net cash provided by operating activities                      (7,518,445)
---------------------------------------------------------------------------
 NET CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from net fund share activity                             7,587,311
---------------------------------------------------------------------------
Proceeds from reverse repurchase agreements                         331,000
---------------------------------------------------------------------------
Distributions to shareholders                                      (399,348)
---------------------------------------------------------------------------
  Net cash used in financing activities                           7,518,963
---------------------------------------------------------------------------
Net increase in cash                                                    518
---------------------------------------------------------------------------
Cash at beginning of period                                              --
---------------------------------------------------------------------------
Cash at end of period                                           $       518
---------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Emerging Markets Income Fund (the fund) is a non-diversified series of Kemper Global/International Series, Inc. (the Corporation), an open-end management investment company organized as a corporation in the state of Maryland. The fund commenced operations on December 31, 1997. The fund currently offers three classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Portfolio debt securities other
                             than money market securities with an original maturity over sixty days are valued by pricing agents approved by the officers of the fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies on that day. Futures contracts are valued at the most recent settlement price. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Directors.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on an identified cost basis.

NOTES TO FINANCIAL STATEMENTS

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             At October 31, 1998, the fund had a tax basis net loss carryforward of approximately $1,223,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or it will expire in the period ended 2006.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income monthly and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions.

                             ORGANIZATIONAL COSTS. Costs incurred by the fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

                             OTHER CONSIDERATIONS. Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of 1.00% of average daily net assets. However, the fund incurred no management fee for the period ended
                             October 31, 1998, after an expense waiver by Scudder Kemper.

                             In addition, Scudder Kemper has temporarily agreed to absorb certain operating expenses of the fund. Under this arrangement, Scudder Kemper waived and absorbed expenses of $138,031 for the period ended October 31, 1998.

                             ZURICH/B.A.T MERGER. On September 7, 1998, Zurich Insurance Company (Zurich), majority owner of Scudder Kemper, entered into an agreement with B.A.T Industries p.l.c. (B.A.T) pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global

 NOTES TO FINANCIAL STATEMENTS

                             insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Directors of the fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. Shareholders approved the new investment management agreement through a proxy solicitation that concluded in mid-December.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI), a subsidiary of the Adviser. Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                           COMMISSIONS RETAINED   COMMISSIONS ALLOWED
                                                                  BY KDI            BY KDI TO FIRMS
                                                           --------------------   -------------------
                            Period ended October 31, 1998         $1,306                10,642

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. The fund incurred no distribution fees for the period ended October 31, 1998, after an expense waiver by Scudder Kemper. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                                        COMMISSIONS AND
                                                                        CDSC         DISTRIBUTION FEES PAID
                                                                   RECEIVED BY KDI      BY KDI TO FIRMS
                                                                   ---------------   ----------------------
                             Period ended October 31, 1998              $116                 17,200

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. The fund incurred no administrative services fees for the period ended October 31, 1998, after an expense waiver by Scudder Kemper. During the period ended October 31, 1998, KDI paid fees of $3,481 to various firms.

                             SHAREHOLDER SERVICES AGREEMENT. Kemper Service Company (KSvC), is the transfer, dividend paying and shareholder service agent for the fund. The fund incurred shareholder services fees of $4,229 for the period ended October 31, 1998, $1,504 of which is unpaid.

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the fund. The fund incurred no accounting fees for the period ended October 31, 1998, after a fee waiver of $41,667 by Scudder Kemper.

NOTES TO FINANCIAL STATEMENTS

                             OFFICERS AND DIRECTORS. Certain officers or directors of the fund are also officers or directors of Scudder Kemper. For the period ended October 31, 1998, the fund made no payments to its officers and incurred directors' fees of $3,000 to independent directors.

                             SUBSEQUENT EVENT. On December 2, 1998, the Fund wrote down a receivable by $27,375 as a result of a restructuring of the Russia principal loan. Due to the Russian Government's inability to service its debts, the government has proposed a restructuring scenario in which the cash portion of the interest payment due December 2 would be paid in IANs. Consequently, the value of the Russia principal interest was decreased to reflect the current market value of the IANs to be received.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the period ended October 31, 1998, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                               $18,660,198

                             Proceeds from sales                      11,481,079

--------------------------------------------------------------------------------

5    REVERSE REPURCHASE
     AGREEMENTS              The fund has entered into reverse repurchase
                             agreements with third parties involving its holdings in foreign debt securities. At October 31, 1998, the Fund had outstanding reverse repurchase agreements as follows:

                                           VALUE OF ASSETS SOLD                  WEIGHTED
                                             UNDER AGREEMENT      REPURCHASE      AVERAGE
                               MATURITY       TO REPURCHASE       LIABILITY    INTEREST RATE
                               --------    --------------------   ----------   -------------
                             Demand              $401,813          $332,696        2.25%

--------------------------------------------------------------------------------

6    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund:

                                                                                  PERIOD ENDED
                                                                                OCTOBER 31, 1998
                                                                          -----------------------------
                                                                          SHARES               AMOUNT
                             --------------------------------------------------------------------------
                              SHARES SOLD
                             --------------------------------------------------------------------------
                              Class A                                     794,635            $6,603,975
                             --------------------------------------------------------------------------
                              Class B                                     100,980               678,434
                             --------------------------------------------------------------------------
                              Class C                                      17,712               137,043
                             --------------------------------------------------------------------------
                              SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                             --------------------------------------------------------------------------
                              Class A                                      45,735               318,984
                             --------------------------------------------------------------------------
                              Class B                                       2,465                15,273
                             --------------------------------------------------------------------------
                              Class C                                         615                 4,215
                             --------------------------------------------------------------------------
                              SHARES REDEEMED
                             --------------------------------------------------------------------------
                              Class A                                     (25,270)             (161,488)
                             --------------------------------------------------------------------------
                              Class B                                      (2,673)              (17,252)
                             --------------------------------------------------------------------------
                              Class C                                      (1,219)              (11,873)
                             --------------------------------------------------------------------------
                              NET INCREASE FROM
                              CAPITAL SHARE TRANSACTIONS                                     $7,567,311
                             --------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For the period from December 31, 1997 (commencement of operations) to October 31, 1998

                                                               ---------------------------------------------
                                                               CLASS A         CLASS B           CLASS C
                                                               ---------------------------------------------
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 9.50            9.50              9.50
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           .64             .53               .54
------------------------------------------------------------------------------------------------------------
  Net realized and unrealized loss                              (4.14)          (4.09)            (4.09)
------------------------------------------------------------------------------------------------------------
Total from investment operations                                (3.50)          (3.56)            (3.55)
------------------------------------------------------------------------------------------------------------
Less distribution from net investment income                      .61             .56               .56
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 5.39            5.38              5.39
------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                  (38.39)%        (38.87)           (38.75)
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------------------------
Expenses absorbed by the fund before interest expense            1.68%           2.56              2.53
------------------------------------------------------------------------------------------------------------
Expenses absorbed by the fund after interest expense             2.46%           3.34              3.31
------------------------------------------------------------------------------------------------------------
Net investment income                                           10.59%           9.71              9.74
------------------------------------------------------------------------------------------------------------
OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------------------------
Expenses before interest expense                                 5.12%           6.75              6.72
------------------------------------------------------------------------------------------------------------
Expenses after interest expense                                  5.90%           7.53              7.50
------------------------------------------------------------------------------------------------------------
Net investment income                                            7.15%           5.52              5.55
------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                                   $5,040,189
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                                                294%
------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.

--------------------------------------------------------------------------------
TAX INFORMATION
--------------------------------------------------------------------------------

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

NOTES

NOTES

NOTES

DIRECTORS AND OFFICERS

DIRECTORS                     OFFICERS
DANIEL PIERCE                 MARK S. CASADY               ANN M. MCCREARY
Chairman and Director         President                    Vice President

JAMES E. AKINS                PHILIP J. COLLORA            SHERIDAN P. REILLY
Director                      Vice President and           Vice President
                              Secretary
ARTHUR R. GOTTSCHALK                                       M. ISABEL SALTZMAN
Director                      JOHN R. HEBBLE               Vice President
                              Treasurer
FREDERICK T. KELSEY                                        LINDA J. WONDRACK
Director                      JOYCE E. CORNELL             Vice President
                              Vice President
KATHRYN L. QUIRK                                           MAUREEN E. KANE
Director and                  DIEGO ESPINOSA               Assistant Secretary
Vice President                Vice President
                                                           CAROLINE PEARSON
FRED B. RENWICK               JOAN R. GREGORY              Assistant Secretary
Director                      Vice President
                                                           ELIZABETH C. WERTH
JOHN B. TINGLEFF              TARA C. KENNEY               Assistant Secretary
Director                      Vice President
                                                           BRENDA LYONS
JOHN G. WEITHERS              THOMAS W. LITTAUER           Assistant Treasurer
Director                      Vice President

--------------------------------------------------------------------------------

LEGAL COUNSEL                  DECHERT PRICE & RHOADS
                               Ten Post Office Square South
                               Boston, MA 02109
--------------------------------------------------------------------------------
SHAREHOLDER                    KEMPER SERVICE COMPANY
SERVICE AGENT                  P.O. Box 419557
                               Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN AND                  BROWN BROTHERS HARRIMAN & CO.
TRANSFER AGENT                 40 Water Street
                               Boston, MA 02109
--------------------------------------------------------------------------------
INDEPENDENT                    ERNST & YOUNG LLP
AUDITORS                       200 Clarendon Street
                               Boston, MA 02116
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER          KEMPER DISTRIBUTORS, INC.
                               222 South Riverside Plaza Chicago, IL 60606-5808 www.kemper.com


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KEMIF - 2 (12/98) 1061700